COMBINED AND CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT) (Parenthetical) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
COMBINED AND CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
Tax on foreign currency translation adjustments	¥ 0	¥ 0	¥ 0
Tax on unrealized holding gains on available-for-sale securities	0	0	107
Tax on reclassification adjustment for gains on available-for-sale securities realized in net income	¥ 0	¥ 0	¥ 107